As filed with the Securities and Exchange Commission on November 7, 2003

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in charter)

Florida	4213	59-3239073
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

3802 Corporex Park Drive

Tampa, Florida 33619

(813) 630-5826

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Thomas L. Finkbiner

President and Chief Executive Officer

Quality Distribution, Inc.

3802 Corporex Park Drive

Tampa, Florida 33619

(813) 630-5826

(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

With copies to:

Rosa A. Testani, Esq. O’Melveny & Myers LLP 30 Rockefeller Plaza New York, New York 10112 (212) 408-2400	William M. Hartnett, Esq. John A. Tripodoro, Esq. Cahill Gordon & Reindel LLP 80 Pine Street New York, New York 10005 (212) 701-3000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒  333-108344

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE

Common Stock, no par value	$1,625,000	$132.00

(1)	Calculated in accordance with Rule 457, based upon the price at which the common stock will be sold.

Explanatory Note

This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, the signature page, an exhibit index and an accountant’s consent. Pursuant to Rule 462(b) under the Securities Act, the following are incorporated by reference into this registration statement: (i) the information set forth in the registration statement on Form S-1, as amended (File No. 333-108344), of Quality Distribution, Inc. (including the exhibits thereto) and (ii) the related Prospectus filed pursuant to Rule 424(b)(4) under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on the 7th day of November, 2003.

QUALITY DISTRIBUTION, INC.

By:	/s/ THOMAS L. FINKBINER
Thomas L. Finkbiner
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ THOMAS L. FINKBINER Thomas L. Finkbiner	Chairman of the Board, President and Chief Executive Officer (principal executive officer)	November 7, 2003

/s/ SAMUEL M. HENSLEY Samuel M. Hensley	Senior Vice President and Chief Financial Officer (principal financial and accounting officer)	November 7, 2003

Anthony R. Ignaczak	Director	November 7, 2003

* Joshua J. Harris	Director	November 7, 2003

* Michael D. Weiner	Director	November 7, 2003

* Marc J. Rowan	Director	November 7, 2003

Signature	Title	Date

* Marc E. Becker	Director	November 7, 2003

* Donald C. Orris	Director	November 7, 2003

*By:	/s/ SAMUEL M. HENSLEY
Samuel M. Hensley Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement.†

3.1	Amended and Restated Articles of Incorporation of Quality Distribution, Inc.†

3.2	Amended and Restated By-laws of Quality Distribution, Inc.†

4.1	Indenture, dated as of May 30, 2002, among Quality Distribution, LLC, the Guarantors named therein and The Bank of New York, as Trustee (including form of 12 ½% Senior Subordinated Secured Notes due 2008). Incorporated herein by reference to Exhibit No. 4.1 to Quality Distribution, Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2002.

4.2	Form of Exchange Note (included as Exhibit B to Exhibit 4.1).

4.3	Indenture, dated as of June 9, 1998, among Quality Distribution, Inc., the Guarantors named therein and The Bank of New York (as successor to the corporate assets of United States Trust Company of New York), as Trustee (including form of guarantee of 10% Senior Subordinated Notes due 2006 and form of guarantee of Floating Interest Rate Subordinated Term Securities due 2006). Incorporated herein by reference to Exhibit No. 4.2 to Quality Distribution, Inc.’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 3, 1998 (Registration No. 333-66711).

Exhibit No.	Description

4.4	First Supplemental Indenture, dated as of August 28, 1998, among Quality Distribution, Inc., the Guarantors named therein and The Bank of New York (as successor to the corporate assets of United States Trust Company of New York), as Trustee to the Indenture dated as of June 9, 1998. Incorporated herein by reference to Exhibit No. 4.3 to Quality Distribution, Inc.’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 3, 1998 (Registration No. 333-66711).

4.5	Second Supplemental Indenture, dated as of May 30, 2002, among Quality Distribution, Inc., the Guarantors named therein and The Bank of New York, as Trustee, to the Indenture dated as of June 9, 1998. Incorporated herein by reference to Exhibit No. 4.2 to Quality Distribution, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2002.

4.6	Registration Rights Agreement, dated as of May 30, 2002, among Quality Distribution, LLC, the subsidiaries of Quality Distribution, LLC set forth on Annex I thereto and The Bank of New York. Incorporated herein by reference to Exhibit No. 10.2 to Quality Distribution, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2002.

4.7	Credit Agreement, dated as of June 9, 1998, and amended and restated as of August 28, 1998, between Quality Distribution, Inc., Levy Transport, Ltd., the lenders party thereto and Credit Suisse First Boston, as administrative agent. Incorporated herein by reference to Exhibit No. 4.1 to Quality Distribution, Inc.’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 3, 1998 (Registration No. 333-66711).

4.8	First Amendment to Credit Agreement dated as of September 1, 1998. Incorporated herein by reference to Exhibit No. 4.2 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

4.9	Second Amendment to Credit Agreement dated as of November 19, 1999. Incorporated herein by reference to Exhibit No. 4.3 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

4.10	Third Amendment to Credit Agreement dated as of May 23, 2001. Incorporated herein by reference to Exhibit No. 2.5 to Quality Distribution, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 12, 2001.

4.11	Fourth Amendment to Credit Agreement dated as of December 14, 2001. Incorporated herein by reference to Exhibit No. 4.5 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

4.12	Fifth Amendment to Credit Agreement dated as of April 5, 2002, among Quality Distribution, Inc., Quality Distribution, LLC, Levy Transport Ltd./Levy Transport LTEE, the Guarantors named therein, the financial institutions from time to time party thereto and Credit Suisse First Boston, as Administrative Agent. Incorporated herein by reference to Exhibit No. 4.4 to Quality Distribution, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2002.

4.13	U.S. Security Agreement dated as of June 9, 1998, amended and restated as of August 28, 1998 and amended and restated as of May 30, 2002, among Quality Distribution, LLC, Quality Distribution, Inc., various subsidiaries of Quality Distribution, LLC and Credit Suisse First Boston, as collateral agent. Incorporated herein by reference to Exhibit No. 4.13 to Quality Distribution, LLC’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 14, 2002 (Registration No. 333-980777).

Exhibit No.	Description

4.14	Sixth Amendment to Credit Agreement dated as of November 7, 2002 among Quality Distribution, Inc., Quality Distribution, LLC, Levy Transport Ltd./Levy Transport LTEE, the Guarantors named therein, the financial institutions from time to time party thereto and Credit Suisse First Boston, as Administrative Agent. Incorporated herein by reference to Exhibit No. 4.14 to Quality Distribution, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2003 (Registration No. 333-98077).

4.15	Seventh Amendment to Credit Agreement dated as of August 11, 2003 among Quality Distribution, Inc., Quality Distribution, LLC, Levy Transport Ltd./Levy Transport LTEE, the Guarantors named therein, the financial institutions from time to time party thereto and Credit Suisse First Boston, as Administrative Agent. Incorporated herein by reference to Exhibit No. 4.15 to Quality Distribution, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2003 (Registration No. 333-98077).

4.16	Form of New Credit Facility.†

4.17	Form of U.S. Security Agreement for New Credit Facility.†

4.18	Form of Pledge Agreement for New Credit Facility.†

4.19	Form of Subsidiaries Guaranty for New Credit Facility.†

4.20	Form of Certificate for Common Stock of Quality Distribution, Inc.†

5.1	Opinion of Foley & Lardner.†

10.1	Amended and Restated Shareholders’ Agreement, dated as of February 10, 1998, among MTL, Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., Apollo U.K. Fund III, L.P. and certain shareholders of QDI. Incorporated herein by reference to Exhibit No. 4.13 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.2	Amended and Restated Common and Preferred Stock Purchase and Shareholders’ Agreement, dated as of August 28, 1998, among BT Investment Partners, Inc., MTL Equity Investors, L.L.C., Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., Apollo U.K. Fund III, L.P. and MTL. Incorporated herein by reference to Exhibit No. 4.14 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.3	Amendment No. 1, dated as of April 2, 2002, to the Amended and Restated Common and Preferred Stock Purchase and Shareholders’ Agreement, dated as of August 28, 1998, among BT Investment Partners, Inc., MTL Equity Investors, L.L.C., Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., Apollo U.K. Fund III, L.P. and MTL. Incorporated herein by reference to Exhibit No. 10.3 to Quality Distribution, LLC’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 14, 2002 (Registration No. 333-98077).

10.4	Second Amended and Restated Registration Rights Agreement, dated as of August 28, 1998, among Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., Apollo U.K. Fund III, L.P., QDI and certain shareholders of QDI. Incorporated herein by reference to Exhibit No. 10.4 to Quality Distribution, LLC’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 14, 2002 (Registration No. 333-98077).

10.5	Agreement, dated as of May 30, 2002, among Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., Apollo U.K. Fund III, L.P., QDI and certain shareholders of QDI. Incorporated herein by reference to Exhibit No. 10.5 to Quality Distribution, LLC’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 14, 2002 (Registration No. 333-98077).

Exhibit No.	Description

10.6	1998 Stock Option Plan of Quality Distribution, Inc. Incorporated herein by reference to Exhibit No. 10.1 to Quality Distribution, Inc.’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 3, 1998 (Registration No. 333-66711).

10.7	Employment Agreement, dated as of February 10, 1998, between MTL and Richard J. Brandewie. Incorporated herein by reference to Exhibit No. 10.2 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.8	Employment Agreement, dated November 8, 1999, between Quality Distribution, Inc. and Thomas L. Finkbiner. Incorporated herein by reference to Exhibit No. 10.3 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.9	Employment Agreement, dated November 19, 2000, between Quality Distribution, Inc. and Douglas B. Allen, as revised on November 27, 2000. Incorporated herein by reference to Exhibit No. 10.4 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.10	Employment Agreement, dated March 23, 2000, between Quality Distribution, Inc. and Dennis R. Farnsworth. Incorporated herein by reference to Exhibit No. 10.5 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.11	Employment Agreement, dated March 27, 2000, between Quality Distribution, Inc. and Virgil T. Leslie. Incorporated herein by reference to Exhibit No. 10.6 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.12	Employment Agreement, dated June 23, 1998, between Quality Distribution, Inc. and Dennis R. Copeland. Incorporated herein by reference to Exhibit No. 10.7 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.13	Employment Agreement, dated February 10, 1998, between Quality Distribution, Inc. and Charles J. O’Brien. Incorporated herein by reference to Exhibit No. 10.2 to Quality Distribution, Inc.’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 3, 1998 (Registration No. 333-66711).

10.14	Supplemental Letter, dated as of February 10, 1998, between Quality Distribution, Inc. and Charles J. O’Brien. Incorporated herein by reference to Exhibit No. 10.3 to Quality Distribution, Inc.’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 3, 1998 (Registration No. 333-66711).

10.15	Amendment dated January 13, 2000 to Employment Agreement between Quality Distribution, Inc. and Charles J. O’Brien. Incorporated herein by reference to Exhibit No. 10.10 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.16	Amendment, dated October 23, 2001, to Employment Agreement dated February 10, 1998 between Quality Distribution, Inc. and Charles J. O’Brien. Incorporated herein by reference to Exhibit No. 10.12 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.17	Stock Option Agreement, dated November 19, 2000, between Douglas B. Allen and Quality Distribution, Inc. Incorporated herein by reference to Exhibit No. 10.13 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

Exhibit No.	Description

10.18	Promissory Note, dated November 8, 1999, issued by Thomas L. Finkbiner to Quality Distribution, Inc. Incorporated herein by reference to Exhibit No. 10.14 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.19	Pledge Agreement, dated November 8, 1999, between Thomas L. Finkbiner and Quality Distribution, Inc. Incorporated herein by reference to Exhibit No. 10.15 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.20	Stock Option Agreement, dated November 8, 1999, between Thomas L. Finkbiner and Quality Distribution, Inc. Incorporated herein by reference to Exhibit No. 10.16 to Quality Distribution, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

10.21	Management Agreement, dated February 10, 1998, between Apollo Management, L.P. and Quality Distribution, Inc. Incorporated herein by reference to Exhibit No. 10.10 to Quality Distribution, Inc.’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 3, 1998 (Registration No. 333-66711).

10.22	Termination Agreement, dated October 7, 2000 between Quality Distribution, Inc. and Apollo Management L.P.†

10.23	Limited Recourse Secured Promissory Note, dated June 9, 1998, issued by Marvin Sexton to Quality Distribution, Inc. and corresponding pledge agreement. Incorporated herein by reference to Exhibit No. 10.11 to Quality Distribution, Inc.’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 3, 1998 (Registration No. 333-66711).

10.24	Contribution Agreement dated May 30, 2002, between Quality Distribution, LLC and Quality Distribution, Inc. Incorporated herein by reference to Exhibit No. 10.26 to Quality Distribution, LLC’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 14, 2002 (Registration No. 333-98077).

10.25	Lock-Up Agreement, dated as of April 10, 2002, and Amendment No. 1 thereto dated as of May 30, 2002, among Quality Distribution, Inc., ARES Leveraged Investment Fund, L.P. and ARES Leveraged Investment Fund II, L.P. Incorporated herein by reference to Exhibit No. 10.27 to Quality Distribution, LLC’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 14, 2002 (Registration No. 333-98077).

10.26	Lock-Up and Purchase Agreement, dated as of April 10, 2002, among Quality Distribution, Inc., Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P. and Apollo (U.K.) Partners III, L.P. Incorporated herein by reference to Exhibit No. 10.28 to Quality Distribution, LLC’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 14, 2002 (Registration No. 333-98077).

10.27	Lock-up Agreement, dated as of April 10, 2002, among Quality Distribution, Inc. and the members of management listed on the signature page thereto. Incorporated herein by reference to Exhibit No. 10.29 to Quality Distribution, LLC’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 14, 2002 (Registration No. 333-98077).

10.28	Employment Agreement dated June 23, 1998 between Quality Distribution, Inc. and Michael A. Grimm. Incorporated herein by reference to Exhibit No. 10.30 to Quality Distribution, LLC’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 9, 2003.

10.29	Amendment, dated May 30, 2003, to Employment Agreement dated June 23, 1998 between Quality Distribution, Inc. and Michael A. Grimm.†

Exhibit No.	Description

10.30	Employment Agreement dated April 10, 2000 between Quality Distribution, Inc. and Keith J. Margelowsky. Incorporated herein by reference to Exhibit No. 10.31 to Quality Distribution, LLC’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 9, 2003.

10.31	Employment Agreement dated February 5, 2003 between Quality Distribution, Inc. and Samuel M. Hensley. Incorporated herein by reference to Exhibit No. 10.32 to Quality Distribution, LLC’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 12, 2003.

10.32	Warrant Agreement (including form of warrant certificate), dated as of May 30, 2002, between Quality Distribution, Inc. and The Bank of New York.†

10.33	2003 Stock Option Plan of Quality Distribution, Inc.†

10.34	Form of Stock Option Agreement Under Stock Option Plan.†

10.35	2003 Restricted Stock Plan.†

10.36	Form of Restricted Stock Award Agreement Under Restricted Stock Plan.†

21.1	Subsidiaries of the Registrant.†

23.1	Consent of Foley & Lardner (included in Exhibit 5.1).†

23.2	Consent of PricewaterhouseCoopers LLP.

23.3	Consent of Chartered Capital Advisers, Inc.†

24.1	Powers of Attorney.†

†	Incorporated herein by reference to the Registration Statement on Form S-1 (No. 333-108344), as amended, of Quality Distribution, Inc.